Rule 497(k)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust BuyWrite Income ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Prospectus

Each Dated February 3, 2025

March 26, 2025

Upon the recommendation of First Trust Advisors L.P., the Fund’s investment advisor, the Board of Trustees of the Trust approved certain changes to the Fund’s investment policy related to derivatives, effective immediately:

1.	Notwithstanding anything to the contrary in the Fund’s summary prospectus and prospectus, the first paragraph under the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

“Under normal market conditions, the Fund will pursue its investment objectives by investing primarily in equity securities listed on U.S. exchanges and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Standard & Poor’s 500® Index (the “S&P 500 Index”). The Fund will employ an option strategy in which it will write U.S. exchange-traded call options on the S&P 500 Index in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. In exchange for the premiums received in connection with its written U.S. exchange-traded call options on the S&P 500 Index, the Fund forfeits any upside potential of the S&P 500 Index above the strike price of the written call options.”

2.	Notwithstanding anything to the contrary in the Fund’s prospectus, the section entitled “Fund Investments – Principal Investments – Derivatives” is hereby deleted in its entirety and replaced with the following:

“Derivatives

The Fund writes (sells) exchange-traded call options on the S&P 500 Index. A call option will give the purchaser the right to buy the S&P 500 Index at a predetermined strike price (the price of the S&P 500 Index at which the holder of the option may exercise his or her right to buy) from the Fund. The Fund may utilize such derivatives to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows or to preserve capital. In attempting to enhance returns and/or hedge risks, the Fund may buy and write U.S. exchange-traded options on single stocks included in the portfolio and/or on equity indexes. In certain instances, the Fund may also write call spreads on equity indexes.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.”

Please Keep this Supplement for Future Reference